SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): August 12, 1998




                              HRPT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)





   Maryland                         1-9317                       04-6558834
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)




400 Centre Street, Newton, Massachusetts                           02458
(Address of principal executive offices)                         (Zip Code)




        Registrant's telephone number, including area code: 617-332-3990

         THIS CURRENT REPORT CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE REGISTRANT UNDERTAKES NO OBLIGATION TO PUBLISH REVISED FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.



(b) Unaudited Pro Forma Consolidated Financial Statements (set forth beginning on page F-1)

                              HRPT PROPERTIES TRUST


              Unaudited Pro Forma Consolidated Financial Statements


     The following unaudited pro forma consolidated balance sheet at June 30, 1998 is intended to present the consolidated financial position of the Company as if the transactions described in the notes hereto were consummated at June 30, 1998. The following unaudited pro forma consolidated statements of income are intended to present the consolidated results of operations of the Company as if the transactions were consummated as of the beginning of the periods presented. These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate consolidated financial statements of the Company for the year ended December 31, 1997, incorporated herein by reference to the Company's Current Report on Form 8-K dated February 27, 1998 and the Company's unaudited consolidated financial statements for the quarter ended June 30, 1998, incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. These unaudited pro forma consolidated financial statements are not necessarily indicative of the expected consolidated financial position or results of operations of the Company for any future period. Differences would result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, delays in the acquisition of certain properties and changes in property level operating expenses.

 HRPT PROPERTIES TRUST
 Pro Forma Consolidated Balance Sheet
 June 30, 1998
 (dollars in thousands, except per share amounts)
 (unaudited)

                                                                                  Recent            Proposed
                                                           Historical         Acquisitions (A)     Offering (B)       Pro Forma
                                                           ----------         ---------------      -----------        ---------

                       ASSETS
 Real estate properties, at cost:
     Land                                                  $   330,641               $ 7,138         $       --       $   337,779
     Buildings and improvements                              2,335,897                64,238                 --         2,400,135
                                                          ------------             ---------        -----------      ------------
                                                             2,666,538                71,376                 --         2,737,914
     Less accumulated depreciation                            (137,248)                   --                 --          (137,248)
                                                          ------------             ---------        -----------      ------------
                                                             2,529,290                71,376                 --         2,600,666
 Real estate mortgages and notes, net                           83,927                    --                 --            83,927
 Investment in Hospitality Properties Trust                    111,909                    --                 --           111,909
 Cash and cash equivalents                                      27,608               (16,376)            13,150            24,382
 Interest and rents receivable                                  24,894                    --                 --            24,894
 Deferred interest and finance costs, net,
   and other assets                                             26,714                    --              1,850            28,564
                                                          ------------             ---------        -----------      ------------
                                                           $ 2,804,342              $ 55,000         $   15,000       $ 2,874,342
                                                          ============             =========        ===========      ============

      LIABILITIES AND SHAREHOLDERS' EQUITY
 Bank notes payable                                        $   130,000              $ 55,000         $ (185,000)              $ -
 Senior notes payable, net                                     499,858                    --            200,000           699,858
 Mortgage notes payable                                         25,561                    --                 --            25,561
 Convertible subordinated debentures                           204,863                    --                 --           204,863
 Accounts payable and accrued expenses                          36,539                    --                 --            36,539
 Deferred rents                                                 33,824                    --                 --            33,824
 Security deposits                                              17,969                    --                 --            17,969
 Due to affiliates                                               7,535                    --                 --             7,535

 Shareholders' equity:
     Preferred shares of beneficial interest,
       $.01 par value; 50,000,000 authorized;
       none issued                                                  --                    --                 --                --
     Common shares of beneficial interest,
       $.01 par value; 150,000,000 shares
       authorized and pro forma, 131,533,678
       shares issued and outstanding and pro forma               1,315                    --                 --             1,315
     Additional paid-in capital                              1,964,627                    --                 --         1,964,627
     Cumulative net income                                     485,490                    --                 --           485,490
     Dividends                                                (603,239)                   --                 --          (603,239)
                                                          ------------             ---------        -----------      ------------
       Total shareholders' equity                            1,848,193                    --                 --         1,848,193
                                                          ------------             ---------        -----------      ------------
                                                           $ 2,804,342              $ 55,000         $   15,000       $ 2,874,342
                                                          ============             =========        ===========      ============

HRPT PROPERTIES TRUST
Pro Forma Consolidated Statement of Income
For the Six Months Ended June 30, 1998
(amounts in thousands, except per share data)
(unaudited)



                                                                                 1998                                1998
                                                                             First Quarter      1600 Market     Second Quarter
                                                              Historical    Acquisitions (C)     Street (D)     Acquisitions (C)
                                                             ------------  -----------------   --------------  ------------------
Revenues:
      Rental income                                            $ 145,744         $   2,455          $ 4,721           $  10,184
      Interest and other income                                    9,499                --               --                  --
                                                             -------------  ----------------   --------------  ------------------
           Total revenues                                        155,243             2,455            4,721              10,184
                                                             ------------   ----------------   --------------  ------------------

Expenses:
      Operating expenses                                          30,086               338            1,915               2,965
      Interest                                                    29,433             1,028            1,869               3,962
      Depreciation and amortization                               26,727               479              650               1,619
      General and administrative                                   7,600               104              145                 361
                                                             ------------   ----------------   --------------  ------------------
           Total expenses                                         93,846             1,949            4,579               8,907
                                                             ------------   ----------------   --------------  ------------------

Income (loss) before equity in earnings of
      Hospitality Properties Trust                                61,397               506              142               1,277
Equity in earnings of Hospitality Properties Trust                 3,465                --               --                  --
Gain on equity transaction of Hospitality Properties Trust         2,470                --               --                  --
                                                             ------------   ----------------   --------------  ------------------

Income (loss) before extraordinary item                        $  67,332         $     506          $   142           $   1,277
                                                             ============   ================   ==============  ==================

Weighted average shares outstanding                              107,994
                                                             ============

Basic and diluted earnings per common share:
Income (loss) before extraordinary item                        $    0.62
                                                             ============




                                                             1735 Market       Recent
                                                             Street (E)     Acquisitions (C)  Other (F)    Offering (G)   Pro Forma
                                                            --------------  ---------------- ------------  -------------  ----------
Revenues:
      Rental income                                            $  12,472        $  3,679      $     --        $   --      $ 179,255
      Interest and other income                                       --              --            --            --          9,499
                                                             --------------  --------------  -----------   -----------    ----------
           Total revenues                                         12,472           3,679            --            --        188,754
                                                            --------------  --------------   -----------   -----------    ----------

Expenses:
      Operating expenses                                           4,098             291            --            --         39,693
      Interest                                                     6,641           1,788       (13,431)          987         32,277
      Depreciation and amortization                                2,784             803            --            --         33,062
      General and administrative                                     525             179            --            --          8,914
                                                            --------------  --------------   -----------  ------------    ----------
           Total expenses                                         14,048           3,061       (13,431)          987        113,946
                                                            --------------  --------------   -----------  ------------    ----------

Income (loss) before equity in earnings of
      Hospitality Properties Trust                                (1,576)            618        13,431          (987)        74,808
Equity in earnings of Hospitality Properties Trust                    --              --            --            --          3,465
Gain on equity transaction of Hospitality Properties Trust            --              --            --            --          2,470
                                                            --------------  --------------   -----------  ------------    ----------

Income (loss) before extraordinary item                        $  (1,576)       $    618      $ 13,431        $ (987)     $  80,743
                                                            ==============  ==============   ===========  ============    ==========

Weighted average shares outstanding                                                                                         131,210
                                                                                                                          ==========

Basic and diluted earnings per common share:
Income (loss) before extraordinary item                                                                                      $ 0.62
                                                                                                                          ==========

HRPT PROPERTIES TRUST
Pro Forma Consolidated Statement of Income
For the Year Ended December 31, 1997
(amounts in thousands, except per share data)
(unaudited)



                                                                                                                    Second Quarter
                                                                 Historical        GPI (H)           CSMC (I)      Acquisitions (J)
                                                               -------------    ------------    ---------------    ----------------
Revenues:
      Rental income                                               $ 188,000        $ 11,959           $ 6,831           $ 2,948
      Interest and other income                                      20,863            (366)               --                --
                                                               -------------    ------------    --------------     -------------
           Total revenues                                           208,863          11,593             6,831             2,948
                                                               -------------    ------------    --------------     -------------

Expenses:
      Operating expenses                                             26,765           2,053             1,910                --
      Interest                                                       36,766          (1,216)            3,232             1,087
      Depreciation and amortization                                  39,330           4,156             1,119               627
      General and administrative                                     11,670           2,105               249               139
                                                               -------------    ------------    --------------     -------------
           Total expenses                                           114,531           7,098             6,510             1,853
                                                               -------------    ------------    --------------     -------------

Income (loss) before equity in earnings of Hospitality
      Properties Trust, gain on sale of properties and
      extraordinary item                                             94,332           4,495               321             1,095
Equity in earnings of Hospitality Properties Trust                    8,590              --                --                --
Gain on equity transaction of Hospitality Properties Trust            9,282              --                --                --
                                                               -------------    ------------    --------------     -------------
Income (loss) before gain on sale of properties and
      extraordinary item                                            112,204           4,495               321             1,095

Gain on sale of properties, net                                       2,898              --                --                --
                                                               -------------    ------------    --------------     -------------
Income (loss) before extraordinary item                           $ 115,102        $  4,495           $   321           $ 1,095
                                                               =============    ============    ==============     =============

Weighted average shares outstanding                                  92,168
                                                               =============

Basic and diluted earnings per common share:
Income (loss) before extraordinary item                           $    1.25
                                                               =============



                                                                  Third Quarter           West 34th
                                                                Acquisitions (J)         Street (K)     Franklin Plaza (L)
                                                               ------------------    ---------------   --------------------
Revenues:
      Rental income                                                 $      3,179          $  10,771             $    9,614
      Interest and other income                                               --                 --                     --
                                                               ------------------    ---------------   --------------------
           Total revenues                                                  3,179             10,771                  9,614
                                                               ------------------    ---------------   --------------------

Expenses:
      Operating expenses                                                     954              3,641                  4,904
      Interest                                                             1,463              2,876                  2,486
      Depreciation and amortization                                          501              1,869                  1,334
      General and administrative                                             111                415                    296
                                                               ------------------    ---------------   --------------------
           Total expenses                                                  3,029              8,801                  9,020
                                                               ------------------    ---------------   --------------------

Income (loss) before equity in earnings of Hospitality
      Properties Trust, gain on sale of properties and
      extraordinary item                                                     150              1,970                    594
Equity in earnings of Hospitality Properties Trust                             -                 --                     --
Gain on equity transaction of Hospitality Properties Trust                     -                 --                     --
                                                               ------------------    ---------------   --------------------
Income (loss) before gain on sale of properties and
      extraordinary item                                                     150              1,970                    594

Gain on sale of properties, net                                               --                 --                     --
                                                               ------------------    ---------------   --------------------
Income (loss) before extraordinary item                             $        150          $   1,970             $      594
                                                               ==================    ===============   ====================

Weighted average shares outstanding


Basic and diluted earnings per common share:
Income (loss) before extraordinary item





                                                                Bridgepoint      Fourth Quarter         1998            1600 Market
                                                                 Square (M)      Acquisitions(J)    Acquisitions (P)     Street (N)
                                                              --------------   ------------------  -----------------  --------------
Revenues:
      Rental income                                                 $ 5,599      $   8,461          $ 49,645            $ 18,883
      Interest and other income                                          --             --                 -
                                                              --------------   ------------------  ------------       --------------
           Total revenues                                             5,599          8,461            49,645              18,883
                                                              --------------   ------------------  ------------       --------------

Expenses:
      Operating expenses                                              2,162          2,634            10,820               7,659
      Interest                                                        3,216          4,338            19,110               7,475
      Depreciation and amortization                                   1,175          1,269             8,827               2,601
      General and administrative                                        262            283             1,962                 578
                                                              --------------   ------------------  ------------       --------------
           Total expenses                                             6,815          8,524            40,719              18,313
                                                              --------------   ------------------  ------------       --------------

Income (loss) before equity in earnings of Hospitality
      Properties Trust, gain on sale of properties and
      extraordinary item                                             (1,216)           (63)            8,926                 570
Equity in earnings of Hospitality Properties Trust                       --             --                 -                  --
Gain on equity transaction of Hospitality Properties Trust               --             --                 -                 --
                                                              --------------   ------------------  ------------       --------------
Income (loss) before gain on sale of properties and
      extraordinary item                                             (1,216)           (63)            8,926                 570

Gain on sale of properties, net                                          --             --                 -                  --
                                                              --------------   ------------------  ------------       --------------
Income (loss) before extraordinary item                            $ (1,216)     $     (63)          $ 8,926            $    570
                                                              ==============   ==================  ============       ==============

Weighted average shares outstanding


Basic and diluted earnings per common share:
Income (loss) before extraordinary item





                                                                 1735 Market
                                                                 Street (O)        Other (Q)      Offering (R)        Pro Forma
                                                                --------------   ------------   ---------------    --------------
Revenues:
      Rental income                                                $   29,836       $     --         $      --        $  345,726
      Interest and other income                                            --             --                --            20,497
                                                                --------------   ------------   ---------------    --------------
           Total revenues                                              29,836             --                --           366,223
                                                                --------------   ------------   ---------------    --------------

Expenses:
      Operating expenses                                               10,276             --                --            73,778
      Interest                                                         15,665        (35,531)            1,975            62,942
      Depreciation and amortization                                     5,569             --                --            68,377
      General and administrative                                        1,238             --                --            19,308
                                                                --------------   ------------   ---------------    --------------
           Total expenses                                              32,748        (35,531)            1,975           224,405
                                                                --------------   ------------   ---------------    --------------

Income (loss) before equity in earnings of Hospitality
      Properties Trust, gain on sale of properties and
      extraordinary item                                               (2,912)        35,531            (1,975)          141,818
Equity in earnings of Hospitality Properties Trust                         --             --                --             8,590
Gain on equity transaction of Hospitality Properties Trust                 --             --                --             9,282
                                                                --------------   ------------   ---------------    --------------
Income (loss) before gain on sale of properties and
      extraordinary item                                               (2,912)        35,531            (1,975)          159,690

Gain on sale of properties, net                                            --             --                --             2,898
                                                                --------------   ------------   ---------------    --------------
Income (loss) before extraordinary item                            $   (2,912)      $ 35,531         $  (1,975)       $  162,588
                                                                ==============   ============   ===============    ==============

Weighted average shares outstanding                                                                                      130,725
                                                                                                                   ==============

Basic and diluted earnings per common share:
Income (loss) before extraordinary item                                                                               $     1.24
                                                                                                                   ==============

                              HRPT PROPERTIES TRUST


         Notes To Unaudited Pro Forma Consolidated Financial Statements
                  (dollars in thousands, except per share data)

Consolidated Balance Sheet Adjustments


A. Represents the Company's acquisitions in July 1998 of a medical office property located in Texas, a commercial office property located in Delaware and a commercial office property located in New Jersey (the "Recent Acquisitions"). These acquisitions were funded with available cash and by drawings under the Company's revolving line of credit.

B. Represents the proposed debt offering of $200,000 7% senior notes due 2003 (the "Proposed Offering"). Net proceeds from the Proposed Offering will be used, in part, to repay amounts outstanding under the Company's revolving line of credit.

Consolidated Statement of Income Adjustments for the Six Months Ended June 30, 1998

C. Represents the increases in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Recent Acquisitions, the Company's acquisitions during January 1998, February 1998 and March 1998 of two medical office properties and three commercial office properties located in Pennsylvania, two commercial office properties and two medical office properties located in Texas, a medical office property located in Massachusetts, a commercial office property located in Maryland, three commercial office properties located in Minnesota and three medical office properties and a commercial office property located in Florida (collectively, "1998 First Quarter Acquisitions") and the Company's acquisitions during April 1998, May 1998 and June 1998 of three commercial office properties located in Massachusetts, one medical office property located in California, three commercial office properties located in New Jersey, one commercial office property located in Connecticut, one commercial office property located in Pennsylvania, one commercial office property located in Ohio, one commercial office property located in Washington, D.C., and one commercial office property located in New York (collectively, "1998 Second Quarter Acquisitions"), and the increase in interest expense from the use of the Company's revolving line of credit to fund these acquisitions.

D. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition on March 30, 1998 of a commercial office property located at 1600 Market Street in Philadelphia, Pennsylvania ("1600 Market Street") and the increase in interest expense from the use of the Company's revolving line of credit to fund this acquisition.

E. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition on May 22, 1998 of a mortgage secured by, and subsequent acquisition on June 30, 1998 of a controlling interest in, a commercial office property located in Philadelphia, Pennsylvania ("1735 Market Street"), as well as the increase in interest expense from the use of the Company's revolving line of credit to fund this acquisition.

F. Represents the net decrease in interest expense relating to the issuance of additional Remarketed Reset Notes and 6.7% Senior Notes due 2005 in February 1998 (collectively the "1998 Notes") and the issuance of 31,977,575 common shares in February 1998, March 1998 and June 1998. The proceeds of these offerings were used to repay amounts then outstanding on the Company's revolving credit facility.

G. Reflects the increase in interest expense as a result of the Proposed Offering and the application of the net proceeds to the Company's revolving line of credit.

                              HRPT PROPERTIES TRUST


         Notes To Unaudited Pro Forma Consolidated Financial Statements
                  (dollars in thousands, except per share data)

Consolidated Statement of Income Adjustments for the Year Ended December 31,
1997

H. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of the government office properties ("Government Office Properties") from Government Property Investors, Inc ("GPI"). Also reflects the decrease in interest expense arising from the Company's issuance of common shares in a March 1997 offering, the proceeds of which were used in part to repay amounts then outstanding under the Company's revolving line of credit, net of an increase in interest expense related to the Company's assumption of certain debt in connection with the acquisition of the Government Office Properties.

I. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of two medical office properties and two parking structures located in Los Angeles, California ("CSMC"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund this acquisition.

J. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of a) a 200 unit retirement housing property located in Spokane, Washington and 20 medical office clinics and ancillary structures located in Massachusetts during the second quarter ("Second Quarter Acquisitions"), b) three medical and two commercial office buildings located in Pennsylvania during the third quarter ("Third Quarter Acquisitions") and c) a medical office property located in Colorado, a medical office property located in Maryland, a medical office property located in Rhode Island, three medical office properties located in California, and a medical office property located in Washington, D.C. during the fourth quarter ("Fourth Quarter Acquisitions"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

K. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of West 34th Street in New York City ("West 34th Street"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

L. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Franklin Plaza in Philadelphia, Pennsylvania ("Franklin Plaza"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

M. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of Bridgepoint Square, Austin, Texas ("Bridgepoint Square"). Bridgepoint Square consists of five properties, of which one property was under construction at September 30, 1997 and one property was completed in July 1997. Also represents the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

N. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of 1600 Market Street, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.

O. Represents the increase in rental income, depreciation and amortization and general and administrative expenses arising from the Company's acquisition of 1735 Market Street, as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund the acquisition.


P. Represents the increase in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's Recent Acquisitions, the 1998 First Quarter Acquisitions and the 1998 Second Quarter Acquisitions (collectively, "1998 Acquisitions"), as well as the increase in interest expense due to the use of the Company's revolving line of credit to fund these acquisitions.

                              HRPT PROPERTIES TRUST


         Notes To Unaudited Pro Forma Consolidated Financial Statements
                  (dollars in thousands, except per share data)

Consolidated Statement of Income Adjustments for the Year Ended
December 31, 1997 - continued


Q. Represents the net decrease in interest expense relating to the issuance of Remarketed Reset Notes in July 1997, the issuance of 6.75% Senior Notes in December 1997, the issuance of the 1998 Notes, the prepayment of Floating Rate Senior Notes in July 1997 and the issuance of common shares in February 1998, March 1998 and June 1998.

R. Reflects the increase in interest expense as a result of the Company's Proposed Offering and the application of net proceeds to the Company's revolving line of credit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          HRPT PROPERTIES TRUST




                          By:  /s/ Ajay Saini
                               -------------------------------------------------
                               Ajay Saini, Treasurer and Chief Financial Officer


Date:    August 12, 1998